UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 20, 2019

NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

10 Brook Street, London, England	W1S1BG
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI	KY-1 1206
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (345)
938-0293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares, Nominal Value $0.01 per Share	NE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§
240.12b-2).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
This combined filing on Form
8-K
is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“
Noble-U.K.
”), and Noble Corporation, a Cayman Islands company (“
Noble-Cayman
”). Information in this filing relating to Noble-Cayman is filed by
Noble-U.K.
and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to
Noble-U.K.
(except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of
Noble-U.K.
This report should be read in its entirety as it pertains to each of
Noble-U.K.
and Noble-Cayman.
Item 1.02	Termination of a Material Definitive Agreement.
On December 20, 2019, Noble-Cayman terminated the Revolving Credit Agreement, dated as of January 26, 2015, as amended by the First Amendment and Consent and Successor Agent Agreement dated as of December 19, 2017 (as amended, supplemented, restated, or otherwise modified from time to time, the “
2015 Credit Agreement
”), among Noble-Cayman, as a borrower, Noble International Finance Company, a wholly-owned direct or indirect subsidiary of Noble-Cayman (
“
NIFCO
”
), as a designated borrower, each other designated borrower from time to time party thereto, the several banks and other financial institutions or entities from time to time parties thereto, as lenders, and Wilmington Trust, National Association, as administrative agent. A description of the 2015 Credit Agreement is incorporated herein by reference to the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in Noble-Cayman’s Quarterly Report on Form
10-Q
for the quarter ended September 30, 2019. In connection with the termination of the 2015 Credit Agreement, on December 20, 2019, Noble-Cayman prepaid its approximately $300 million in outstanding borrowings under the 2015 Credit Agreement, and Noble-Cayman increased its borrowings outstanding under that certain Revolving Credit Agreement, dated as of December 21, 2017, among Noble-Cayman and NIFCO, as borrowers, Noble Holding UK Limited, as parent guarantor, JPMorgan, as administrative agent, the subsidiary guarantors from time to time party thereto and the lenders, co-syndication
 agents and
 co-documentation
 agents party thereto (as amended, the “
2017 Credit Agreement
”) by approximately $300 million. A description of the 2017 Credit Agreement is incorporated herein by reference to the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in Noble-Cayman’s Quarterly Report on Form
10-Q
for the quarter ended September 30, 2019.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.02 of this Current Report on Form
8-K
is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2019	NOBLE CORPORATION plc

	By:	/s/ Julie J. Robertson
Julie J. Robertson
Chairman, President, and Chief Executive Officer

NOBLE CORPORATION

	By:	/s/ Julie J. Robertson
Julie J. Robertson
President and Chief Executive Officer